Allegiant Travel Company Reports Fourth Quarter,
Full Year 2006 Financial Results

Las Vegas, Nev., Jan. 30 /PRNewswire/ – Allegiant Travel Company (NASDAQ: ALGT), parent company of Allegiant Air and Allegiant Vacations, today reported the following fourth quarter and full year 2006 results, and comparisons to prior year equivalents:

Unaudited	4Q06	4Q05	Change	2006	2005	Change
Total operating revenues (millions)	$63.1	$40.1	57.6%	$243.3	$132.5	83.7%
Operating income (millions)	$7.4	$2.0	264.4%	$22.6	$8.5	165.3%

GAAP:
Net income (loss) (millions)	($1.5)	($0.4)	282.7%	$8.7	$7.3	19.9%
Diluted earnings per share	($0.17)	($0.06)	183.3%	$0.52	$0.56	(7.1)%

Net of one-time tax accrual:
Net income (loss) (millions)	$4.9	($0.4)	N/M	$15.2	$7.3	108.0%
Diluted earnings per share	$0.28	($0.06)	N/M	$0.89	$0.56	58.9%

Scheduled Service:
Ancillary revenue per passenger	$18.84	$13.99	34.7%	$16.11	$11.55	39.5%
Total revenue per ASM (cents)	8.68	7.65	13.5%	8.47	7.87	7.6%

Total System:
Operating expense per ASM (cents)	7.59	7.34	3.4%	7.69	7.41	3.8%
Operating expense per ASM, excluding fuel (cents)	4.34	3.87	12.1%	4.15	4.27	(2.8)%

“Our excellent fourth quarter operating results added to our already strong performance through September 2006,” said Maurice J. Gallagher, Chairman, CEO and President of Allegiant Travel Company. “Through our continued focus on ‘being different’ our team members have produced results of which we all can be proud. Customer response to our leisure service offerings continues to be encouraging, including to our new ‘world-class leisure destination’ of Tampa Bay/St. Petersburg.”

Gallagher continued, “We are very pleased with our 11.7% operating margin in the fourth quarter. Our December initial public offering substantially improved our balance sheet, making it one of the best in the industry. In particular, 2006 year-end cash and short-term investments were a substantial $136 million. We believe we have built a strong base from which to face the future.”

Linda Marvin, Allegiant CFO, commented, “Net income in our fourth quarter and full year 2006 was impacted by a one-time $6.4 million charge to recognize deferred tax liabilities due to the tax reorganization carried out in conjunction with our initial public offering. Further clarification of this point can be found on page 38 of our final prospectus dated December 7, 2006.”

Significant Company events in the fourth quarter of 2006 included:

•	We completed an initial public offering of 5.75 million shares (including fully-exercised over-allotment option), resulting in net proceeds (after expenses) to the Company of approximately $94.5 million.

•	Our subsidiary Allegiant Air established service to its third “world-class leisure destination” of Tampa Bay/St. Petersburg in November.

•	Allegiant Air initiated service to seven new small cities and on 18 new routes.

•	Allegiant Air took delivery of two additional MD-80 aircraft on short-term leases. These aircraft were placed into service early this month.

The current status of Allegiant Air’s fuel hedging program is summarized below:

	1Q07	2Q07	3Q07	4Q07
Expected scheduled service jet fuel consumption hedged	47%	17%	3%	0%
All-in cost per gallon of hedged jet fuel*	$2.26	$2.10	$2.08	N/M

• includes approximately $0.24 per gallon in expenses above the raw cost of jet fuel

We may yet enter into further fuel hedge transactions for March 2007 fuel consumption.

The following tables summarize year-over-year and recent changes in Allegiant Air’s scheduled network and fleet:

Network Summary*	January 31, 2007	Year End 2006	Year End 2005
“World-class leisure destinations”	3	3	2
Small cities served	46	47	29

Total cities served	49	50	31
Routes to Las Vegas	34	34	25
Routes to Orlando	20	21	13
Routes to Tampa Bay/St. Petersburg	11	12	0
Other routes	1	0	0

Total routes	66	67	38

• includes cities served seasonally

MD-80 Aircraft in Service	January 31, 2007		Year End 2006	Year End 2005
Owned (including capital leases)	24	*	22	9
Leased	2		2	8

Total	26		24	17

• includes purchases expected to close by January 31, 2007 of two previously-leased aircraft

Announced future service includes eight new routes and two new small cities to be initiated by the end of the first quarter of 2007. We expect to make further new city and route announcements in the near future.

At this time, Allegiant Travel Company provides the following guidance to investors:

•	Allegiant Air expects first quarter 2007 ASM growth of 25-27% and departure growth of 42-44% over first quarter 2006.

•	Reviewing First Call earnings per share estimates, we are comfortable with the current range of $0.35–0.38 for first quarter 2007 and with the range of $1.20–1.30 for the full year, assuming our internal initial expectation for 2007 average scheduled service all-in jet fuel cost/gallon of $2.23. However, through the first 29 days of January, the average price the Company paid for jet fuel was approximately $2.00/gallon.

•	We are also comfortable with the range of analyst revenue estimates for the first quarter 2007 of $79.1–83.9 million.

•	By the end of the year, Allegiant Air expects to operate at least 29 MD-80 aircraft. Our opinion is the availability of high-quality MD-80 aircraft will not constrain Allegiant Air growth in the foreseeable future.

Allegiant Travel Company will host a conference call with analysts at 10 am EST tomorrow, January 31, 2007, to discuss our fourth quarter and full year financial results. A live broadcast of the conference call will be available via the Company’s Investor Relations website homepage at http://ir.allegiantair.com. The webcast will also be archived in the “Events & Presentations” section of the website.

About the Company
Las Vegas-based Allegiant Travel Company (NASDAQ: ALGT), is focused on linking travelers in small cities to world-class leisure destinations such as Las Vegas, Nev., Orlando, Fla. and Tampa/St. Petersburg, Fla.  Through its subsidiary, Allegiant Air, LLC the Company operates a low-cost, high-efficiency, all-jet passenger airline offering air travel both on a stand-alone basis and bundled with hotel rooms, rental cars and other travel related services.  ALGT/G

Media Inquiries:
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Investor Inquiries:
Robert Ashcroft +1-702-430-3275

Under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995, statements in this press release that are not historical facts are forward-looking statements. These forward-looking statements are only estimates or predictions based on our management’s beliefs and assumptions and on information currently available to our management. Forward-looking statements include our statements regarding future revenues, future earnings per share, ASM growth, departure growth, fleet growth and expected fuel consumption and expense, as well as information concerning future results of operations, business strategies, financing plans, competitive position, industry environment, potential growth opportunities, the effects of future regulation and the effects of competition. Forward-looking statements include all statements that are not historical facts and can be identified by the use of forward-looking terminology such as the words “believe,” “expect,” “anticipate,” “intend,” “plan,” “estimate” or similar expressions.

Forward-looking statements involve risks, uncertainties and assumptions. Actual results may differ materially from those expressed in the forward-looking statements. Important risk factors that could cause our results to differ materially from those expressed in the forward-looking statements generally may be found in our periodic reports and registration statements filed with the Securities and Exchange Commission at www.sec.gov. These risk factors include, without limitation, increases in fuel prices, terrorist attacks, risks inherent to airlines, demand for air services to Las Vegas, Orlando and Tampa/St. Petersburg from the markets served by us, our ability to implement our growth strategy, our fixed obligations, our dependence on the Las Vegas, Orlando and Tampa/St. Petersburg markets, our ability to add, renew or replace gate leases, our competitive environment, problems with our aircraft, dependence on fixed fee customers, economic and other conditions in markets in which we operate, governmental regulation, increases in maintenance costs and insurance premiums and cyclical and seasonal fluctuations in our operating results.

Any forward-looking statements are based on information available to us today and we undertake no obligation to update publicly any forward-looking statements, whether as a result of future events, new information or otherwise.

Detailed financial information follows:

Allegiant Travel Company
Consolidated Statements of Operations
Quarters Ended December 31, 2006 and 2005
(in thousands, except for per share amounts)
(Unaudited)

	Three months ended December 31,		Percent
	2006	2005	change
OPERATING REVENUE:
Scheduled service revenues	$46,620	$29,661	57.2
Fixed fee contract revenues	6,497	5,868	10.7
Ancillary revenues	10,018	4,525	121.4

Total operating revenues	63,135	40,054	57.6

OPERATING EXPENSES:
Aircraft fuel	23,900	17,969	33.0
Salary and benefits	9,990	6,425	55.5
Station operations	6,251	3,828	63.3
Maintenance and repairs	5,248	1,968	166.7
Sales and marketing	2,338	1,702	37.4
Aircraft lease rentals	825	1,601	(48.5)
Depreciation and amortization	2,985	1,510	97.7
Other	4,229	3,029	39.6

Total operating expense	55,766	38,032	46.6

OPERATING INCOME	7,369	2,022	264.4

As a percent of total operating revenue	11.7%	5.0%
OTHER (INCOME) EXPENSE:
Loss on fuel derivatives, net	1,266	1,963	(35.5)
Interest income	(930)	(578)	60.9
Interest expense	1,546	1,041	48.5

Total other (income) expense	1,882	2,426	(22.4)

INCOME (LOSS) BEFORE INCOME TAXES	5,487	(404)	N/M

As a percent of total operating revenue	8.7%	(1.0)%
PROVISION FOR INCOME TAXES:
Recognition of net deferred tax liabilities upon C-corporation conversion	6,425	—	N/M
Tax provision, current year	608	—	N/M

Total income tax provision	7,033	—	N/M

NET LOSS	($1,546)	($404)	282.7

As a percent of total operating revenue	(2.5)%	(1.0)%
Earnings per Share
Basic	($0.17)	($0.06)	183.3
Diluted	($0.17)	($0.06)	183.3

Weighted Average Shares Outstanding
Basic	9,028	6,433	40.3
Diluted	9,028	6,433	40.3
Unaudited pro forma data (reflecting change in tax status)(1)
Income (loss) before income taxes	$5,487	($404)	N/M
Pro-forma provision for income taxes	1,975	—	N/M

Pro-forma net income (loss)	$3,512	($404)	N/M

Unaudited net income per share data (reflecting change in tax status)
Basic pro-forma net income (loss) per share	$0.39	($0.06)	N/M
Diluted pro-forma net income (loss) per share	$0.20	($0.06)	N/M

(1) Prior to its December 2006 initial public offering the Company was organized as a limited liability company (LLC) and as such was generally not subject to income taxes, except in certain state and local jurisdictions. The pro-forma tax provision reflects income taxes as if the company were organized as a corporation effective January 1, 2006 and 2005 respectively.

Allegiant Travel Company
Operating Statistics
Quarters Ended December 31, 2006 and 2005
(Unaudited)

	Three months ended December 31,		Percent
	2006	2005	change*
OPERATING STATISTICS
Total system statistics
Passengers	579,516	371,356	56.1
Revenue passenger miles (RPMs) (thousands)	560,738	400,720	39.9
Available seat miles (ASMs) (thousands)	734,761	518,206	41.8
Load factor	76.3%	77.3%	(1.0)
Operating revenue per ASM (cents)	8.59	7.73	11.1
Operating expense per ASM (cents)	7.59	7.34	3.4
Operating expense per ASM, excl fuel (cents)	4.34	3.87	12.1
Departures	5,442	3,504	55.3
Block hours	13,131	9,083	44.6
Average stage length (miles)	912	1,001	(8.9)
Avg # of operating aircraft during period	21.9	15.6	40.4
Total aircraft in service end of period	24	17	41.2
Full-time equivalent employees at period end	846	596	41.9
Fuel gallons consumed (thousands)	12,325	8,637	42.7
Average fuel cost per gallon	$1.94	$2.08	(6.7)
Scheduled service statistics
Passengers	531,718	323,405	64.4
Revenue passenger miles (RPMs) (thousands)	512,657	349,668	46.6
Available seat miles (ASMs) (thousands)	652,469	446,680	46.1
Load factor	78.6%	78.3%	0.3
Departures	4,667	2,835	64.6
Block hours	11,615	7,779	49.3
Yield (cents)	9.09	8.48	7.2
Scheduled service revenue per ASM (cents)	7.15	6.64	7.7
Ancillary revenue per ASM (cents)	1.54	1.01	52.5

Total revenue per ASM (cents)	8.68	7.65	13.5
Average fare — scheduled service	$87.68	$91.71	(4.4)
Average fare — ancillary	18.84	13.99	34.7

Average fare — total	$106.52	$105.70	0.8
Average stage length (miles)	945	1,068	(11.5)

• except load factor, which is percentage point change

Allegiant Travel Company
Non-GAAP Presentations
Quarters Ended December 31, 2006 and 2005
(in thousands, except per share and per ASM amounts)
(Unaudited)

Derivation of adjusted net income (net of one-time tax accrual) from GAAP net income:

	Three months ended December 31,		Percent
(in thousands, except per share amounts)	2006	2005	change
Net loss	($1,546)	($404)	282.7
Recognition of net deferred tax liabilities upon C-corporation conversion	6,425	—	N/M

Net of recognition of net deferred tax liabilities upon C-corporation conversion:
Adjusted net income (loss)	$4,879	($404)	N/M

Adjusted earnings per share:
Basic	$0.54	($0.06)	N/M
Diluted	$0.28	($0.06)	N/M

Derivation of adjusted net income (net of one-time tax accrual but excluding non-cash mark-to-market (gain)/loss on fuel derivatives) from adjusted net income (net of one-time tax accrual) (as derived in the table above):

	Three months ended December 31,		Percent
(in thousands, except per share amounts)	2006	2005	change
Adjusted net income (loss) net of recognition of net deferred tax liabilities upon C-corporation conversion	$4,879	($404)	N/M
Mark-to-market non-cash (gain)/loss on fuel derivatives	(959)	1,615	N/M
Tax impact of mark-to-market non-cash gain/(loss) on fuel derivatives	341	(575)	N/M

Net of recognition of net deferred tax liabilities upon C-corporation conversion and mark-to-market non-cash gain/(loss) on fuel derivatives:
Adjusted net income	$4,261	$636	570.0

Adjusted earnings per share:
Basic	$0.47	$0.10	370.0
Diluted	$0.24	$0.04	500.0

Derivation of operating cost per ASM, excluding fuel, from total operating expense per ASM:

	Three months ended December 31,		Percent
(in cents)	2006	2005	change
Total operating expense per ASM	7.59	7.34	3.4
Fuel cost per ASM	3.25	3.47	(6.3)

Operating cost per ASM, excluding fuel	4.34	3.87	12.1

Derivation of operating cost per ASM including cash gain/loss on fuel derivatives from total operating expense per ASM:

	Three months ended December 31,		Percent
(in cents)	2006	2005	change
Total operating expense per ASM	7.59	7.34	3.4
Cash loss on fuel derivatives per ASM	0.30	0.07	328.6

Operating cost per ASM including cash loss on fuel derivatives	7.89	7.41	6.5

Split of gain/loss on fuel derivatives, net into the cash-settled portion and the mark-to-market non-cash portion:

	Three months ended December 31,		Percent
(in thousands)	2006	2005	change
Mark-to-market non-cash (gain)/loss on fuel derivatives	($959)	$1,615	N/M
Cash loss on fuel derivatives	2,225	348	539.4

Loss on fuel derivatives, net	$1,266	$1,963	(35.5)

Note: the Company believes the non-GAAP measures above assist investors in understanding the underlying economic performance of the Company as follows:

•	The Company believes that adjusted net income net of one-time tax accrual assists investors in understanding the Company’s underlying performance without regard to transitory effects of changing from an LLC to a C-corporation.

•	The Company believes that operating expenses per available seat mile, excluding the cost of fuel, assists investors in understanding the impact of fuel expense on the Company’s operations and the Company’s performance with respect to expenses other than fuel.

•	The Company does not qualify for fuel hedge accounting treatment under FAS 133. Management regards the adjusted net income measure shown above as representative of the net income the Company would have shown if it did qualify for fuel hedge accounting treatment under FAS 133. Likewise, management regards operating cost per ASM including cash gain or loss on fuel derivatives as representative of the total operating expense per ASM the Company would have shown if it did qualify for fuel hedge accounting treatment under FAS 133.

Allegiant Travel Company
Consolidated Statements of Income
Years Ended December 31, 2006 and 2005
(in thousands, except for per share amounts)
(Unaudited)

	Year ended December 31,		Percent
	2006	2005	change
OPERATING REVENUE:
Scheduled service revenues	$178,349	$90,664	96.7
Fixed fee contract revenues	33,743	30,642	10.1
Ancillary revenues	31,257	11,194	179.2

Total operating revenues	243,349	132,500	83.7

OPERATING EXPENSES:
Aircraft fuel	101,561	52,568	93.2
Salary and benefits	34,835	21,718	60.4
Station operations	24,981	14,090	77.3
Maintenance and repairs	19,482	9,022	115.9
Sales and marketing	9,293	5,625	65.2
Aircraft lease rentals	5,102	4,987	2.3
Depreciation and amortization	10,584	5,088	108.0
Other	14,959	10,901	37.2

Total operating expense	220,797	123,999	78.1

OPERATING INCOME	22,552	8,501	165.3

As a percent of total operating revenue	9.3%	6.4%
OTHER (INCOME) EXPENSE:
(Gain)/loss on fuel derivatives, net	4,193	(612)	N/M
Interest income	(2,973)	(1,225)	142.7
Interest expense	5,516	3,009	83.3

Total other expense	6,736	1,172	474.7

INCOME BEFORE INCOME TAXES	15,816	7,329	115.8

As a percent of total operating revenue	6.5%	5.5%
PROVISION FOR INCOME TAXES:
Recognition of net deferred tax liabilities upon C-corporation conversion	6,425	—	N/M
Tax provision, current year	651	37	1,659.5

Total income tax provision	7,076	37	19,024.3

NET INCOME	$8,740	$7,292	19.9

As a percent of total operating revenue	3.6%	5.5%
Earnings per Share
Basic	$1.23	$1.11	10.8
Diluted	$0.52	$0.56	(7.1)

Weighted Average Shares Outstanding
Basic	7,087	6,557	8.1
Diluted	16,956	13,111	29.3
Unaudited pro forma data (reflecting change in tax status)(1)
Income before income taxes	$15,816	$7,329	115.8
Pro-forma provision for income taxes	5,694	2,730	108.6

Pro-forma net income	$10,122	$4,599	120.1

Unaudited net income per share data (reflecting change in tax status)
Basic pro-forma net income per share	$1.43	$0.70	104.3
Diluted pro-forma net income per share	$0.60	$0.35	71.4

(1) Prior to its December 2006 initial public offering the Company was organized as a limited liability company (LLC) and as such was generally not subject to income taxes, except in certain state and local jurisdictions. The pro-forma tax provision reflects income taxes as if the company were organized as a corporation effective January 1, 2006 and 2005 respectively.

Allegiant Travel Company
Operating Statistics
Years Ended December 31, 2006 and 2005
(Unaudited)

	Year ended December 31,		Percent
	2006	2005	change*
OPERATING STATISTICS
Total system statistics
Passengers	2,179,367	1,199,574	81.7
Revenue passenger miles (RPMs) (thousands)	2,251,341	1,295,633	73.8
Available seat miles (ASMs) (thousands)	2,871,071	1,674,376	71.5
Load factor	78.4%	77.4%	1.0
Operating revenue per ASM (cents)	8.48	7.91	7.2
Operating expense per ASM (cents)	7.69	7.41	3.8
Operating expense per ASM, excl fuel (cents)	4.15	4.27	(2.8)
Departures	20,074	11,646	72.4
Block hours	50,584	29,472	71.6
Average stage length (miles)	966	977	(1.1)
Avg # of operating aircraft during period	20.8	13.3	56.4
Total aircraft in service end of period	24	17	41.2
Full-time equivalent employees at period end	846	596	41.9
Fuel gallons consumed (thousands)	47,984	28,172	70.3
Average fuel cost per gallon	$2.12	$1.87	13.4
Scheduled service statistics
Passengers	1,940,456	969,393	100.2
Revenue passenger miles (RPMs) (thousands)	1,996,559	1,029,625	93.9
Available seat miles (ASMs) (thousands)	2,474,285	1,294,064	91.2
Load factor	80.7%	79.6%	1.1
Departures	16,634	8,388	98.3
Block hours	43,391	22,465	93.1
Yield (cents)	8.93	8.81	1.4
Scheduled service revenue per ASM (cents)	7.21	7.01	2.9
Ancillary revenue per ASM (cents)	1.26	0.87	44.8

Total revenue per ASM (cents)	8.47	7.87	7.6
Average fare — scheduled service	$91.91	$93.53	(1.7)
Average fare — ancillary	16.11	11.55	39.5

Average fare — total	$108.02	$105.08	2.8
Average stage length (miles)	1,006	1,045	(3.7)

• except load factor, which is percentage point change

Allegiant Travel Company
Non-GAAP Presentations
Years Ended December 31, 2006 and 2005
(in thousands, except per share and per ASM amounts)
(Unaudited)

Derivation of adjusted net income (net of one-time tax accrual) from GAAP net income:

	Year ended December 31,		Percent
(in thousands, except per share amounts)	2006	2005	change
Net income	$8,740	$7,292	19.9
Recognition of net deferred tax liabilities upon C-corporation conversion	6,425	—	N/M

Net of recognition of net deferred tax liabilities upon C-corporation conversion:
Adjusted net income	$15,165	$7,292	108.0

Adjusted earnings per share:
Basic	$2.14	$1.11	92.8
Diluted	$0.89	$0.56	58.9

Derivation of adjusted net income (net of one-time tax accrual but excluding non-cash mark-to-market loss on fuel derivatives) from adjusted net income (net of one-time tax accrual) (as derived in the table above):

	Year ended December 31,		Percent
(in thousands, except per share amounts)	2006	2005	change
Adjusted net income net of recognition of net deferred tax liabilities upon C-corporation conversion	$15,165	$7,292	108.0
Mark-to-market non-cash loss on fuel derivatives	1,641	2,432	(32.5)
Tax impact of mark-to-market non-cash loss on fuel derivatives	(584)	(866)	(32.6)

Net of recognition of net deferred tax liabilities upon C-corporation conversion and mark-to-market non-cash gain/(loss) on fuel derivatives:
Adjusted net income	$16,222	$8,858	83.1

Adjusted earnings per share:
Basic	$2.29	$1.35	69.6
Diluted	$0.96	$0.68	41.2

Derivation of operating cost per ASM, excluding fuel, from total operating expense per ASM:

	Year ended December 31,		Percent
(in cents)	2006	2005	change
Total operating expense per ASM	7.69	7.41	3.8
Fuel cost per ASM	3.54	3.14	12.7

Operating cost per ASM, excluding fuel	4.15	4.27	(2.8)

Derivation of operating cost per ASM including cash gain/loss on fuel derivatives from total operating expense per ASM:

	Year ended December 31,		Percent
(in cents)	2006	2005	change
Total operating expense per ASM	7.69	7.41	3.8
Cash (gain)/loss on fuel derivatives per ASM	0.09	(0.18)	N/M

Operating cost per ASM including cash gain/loss on fuel derivatives	7.78	7.23	7.6

Split of gain/loss on fuel derivatives, net into the cash-settled portion and the mark-to-market non-cash portion:

	Year ended December 31,		Percent
(in thousands)	2006	2005	change
Mark-to-market non-cash loss on fuel derivatives	$1,641	$2,432	(32.5)
Cash (gain)/loss on fuel derivatives	2,552	(3,044)	N/M

(Gain)/loss on fuel derivatives, net	$4,193	($612)	N/M

Note: the Company believes the non-GAAP measures above assist investors in understanding the underlying economic performance of the Company as follows:

•	The Company believes that adjusted net income net of one-time tax accrual assists investors in understanding the Company’s underlying performance without regard to transitory effects of changing from an LLC to a C-corporation.

•	The Company believes that operating expenses per available seat mile, excluding the cost of fuel, assists investors in understanding the impact of fuel expense on the Company’s operations and the Company’s performance with respect to expenses other than fuel.

•	The Company does not qualify for fuel hedge accounting treatment under FAS 133. Management regards the adjusted net income measure shown above as representative of the net income the Company would have shown if it did qualify for fuel hedge accounting treatment under FAS 133. Likewise, management regards operating cost per ASM including cash gain or loss on fuel derivatives as representative of the total operating expense per ASM the Company would have shown if it did qualify for fuel hedge accounting treatment under FAS 133.